Exhibit 99.1

PAGE 1 CONFIDENTIAL CORPORATE OVERVIEW JANUARY 2 0 2 2 PAGE 1

PAGE 2 CONFIDENTIAL Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between Praxis’ expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. PAGE 2

PAGE 3 CONFIDENTIAL PAGE 3 A P A T I E N T - GUIDED CNS COMPANY DEVELOPING NEW CLASSES OF TREATMENTS INSPIRED BY HUMAN GENETICS

PAGE 4 CONFIDENTIAL Targeting Common & Rare Diseases Connected By Neuronal Imbalance The biology of epilepsy offers insights into brain function for CNS disorders Targets Elucidated By Genetics SCN1A SCN9A SCN10A SCN11A CACNA1A KCNA1 SLC1A3 SETX RFC1 DRD3 HTT FMR1 OPA1 SYNGAP1 SHANK3 CDKL5 DNM1 UNC79 TRIM3 CACNA1G GABRB3 KCN1A GABRB3 KCNT1 SCN1A SCN8A SCN2A CACNA1A TPH2 FKBP2 HTR2A PAIN MOVEMENT DEPRESSION EPILEPSY PAGE 4 Hypoexcitability Disease States E/I Balance Hyperexcitability Disease States

PAGE 5 CONFIDENTIAL Development informed by TRANSLATIONAL TOOLS Targets identified through GENETICS Clinical development paths to POC RIGOROUS and EFFICIENT Development strategies are PATIENT-GUIDED Praxis is built on four key pillars PAGE 5

PAGE 6 CONFIDENTIAL Broad portfolio of highly differentiated programs across multiple CNS disorders REGISTRATIONAL ENABLING DISCOVERY PRECLINICAL PHASE 1 PHASE 2 Figures represent est. worldwide prevalence PAGE 6 PROGRAM MECHANISM OF ACTION PRAX-944 PRAX-114 PSYCHIATRY Nav1.2 downregulation SCN2A PRAX-562 PRAX-222* KCNT1 INHIBITOR RARE DISEASES FOCUS AREA Small molecule Antisense Oligonucleotide GABAA receptor PAM GABRG2/A1 T-type calcium channel blocker CACNA1G Persistent sodium current blocker SCN8A Potassium channel T 1 blocker KCNT1 MOVEMENT DISORDERS Small molecule Small molecule Small molecule Nav1.2 upregulation SCN2A SCN2A-LOF** Antisense Oligonucleotide GABAA receptor PAM GABRG2/A1 PRAX-114 Small molecule Figures represent est. U.S. prevalence PRAX-944 Essential Tremor ~7M PRAX-114 MDD ~19M PRAX-114 PTSD ~11M PRAX-114 PMD+ ~3M PRAX-114 Essential Tremor ~7M PRAX-944 PD ~1M PRAX-222 SCN2A DEE >2K PRAX-562 SUNCT/SUNA ~60K KCNT1 >2K SCN2A LOF >10K PRAX-562 Trigeminal Neuralgia >300K PRAX-562 DEE >200K * PRAX-222 is a collaboration with Ionis Pharmaceuticals, Inc. and RogCon Inc; first in patient study intended to be seamless, registrational trial. ** SCN2A-LOF is a collaboration with The Florey Institute; collaboration includes 2 additional discovery stage ASOs targeting SYNGAP1 & PCDH19 + Phase 2b trial in women with menopausal and mood symptoms PRAX-114 Phase 2 trial for ET, PRAX-944 Phase 2 trial for PD and PRAX-562 trials for SUNCT/SUNA/TN and for DEEs have not initiated Prevalence based on internal estimates

PAGE 7 CONFIDENTIAL >$1B Potential Revenue >$1B Potential Revenue >$1B Potential Revenue PRAX-114 MDD Ph 2a PRAX-114 PTSD Ph 2 PRAX-114 MDD Ph 2/3 PRAX-944 ET Ph 2a PRAX-944 ET Essential1 Ph 2b PRAX-562 Ph 1 PRAX-562 Ph 2 SUNCT/ SUNA/TN PRAX-222 Preclinical KCNT1 Discovery SCN2A LOF PCDH19 SYNGAP1 2021 MATURATION SCN2A LOF SYNGAP1 PCDH19 PRAX-562 Ph 2 SUNCT/ SUNA/TN PRAX-562 Ph 2 DEE PRAX-222 SCN2A-DEE Ph 1/2/3 KCNT1 Preclinical PRAX-114 MDD Ph 2a PRAX-944 ET Ph 2a 2020 EXPLORATION PRAX-562 Ph 1 PRAX-222 Preclinical KCNT1 Discovery 2022 GROWTH PRAX-114 MDD Ph 3 PRAX-114 PTSD Ph 2 PRAX-114 MDD Ph 2/3 PAGE 7 Three distinct franchises primed for growth in 2022 PSYCHIATRY MOVEMENT DISORDERS RARE DISEASES PRAX-114 ET Ph 2 PRAX-944 ET Ph 2a PRAX-944 ET Essential1 Ph 2b PRAX-944 PD Ph 2

PAGE 8 CONFIDENTIAL PROGRAM Q4 2022 Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts throughout portfolio in 2022 PRAX-562 PRAX-114 PRAX-944 Initiate Phase 2 Trial SUNCT/SUNA/TN DEEs MDD PTSD ET PD Phase 2 Topline Phase 2 Acapella Study Topline Phase 2/3 Aria Study Topline Phase 2b Essential1 Study Topline Phase 2a Part B Randomized Withdrawal Topline Initiate Phase 2 Trial Phase 1 Topline ASSR Biomarker Initiate Phase 2 Trial ET Phase 2 Topline PRAX-114 PRAX-944 PRAX-222 SCN2A -DEE Initiate Phase 1/2/3 Trial PAGE 8 PSYCHIATRY MOVEMENT DISORDERS RARE DISEASES Initiate Phase 2 Trial

PAGE 9 CONFIDENTIAL PAGE 9 DARE for MORE

PAGE 10 CONFIDENTIAL PSYCHIATRY PAGE 10 PRAX-114 GABAA Receptor PAM Depression Post-traumatic Stress Disorder 1H 2022 Ph 2/3 Monotherapy MDD Aria Study Topline 1H 2022 Ph 2 MDD Dose-Ranging Acapella Study Topline 2H 2022 Ph 2 PTSD Topline KEY UPCOMING MILESTONES

PAGE 11 CONFIDENTIAL Major depressive disorder is a growing and debilitating disorder with substantial unmet need despite numerous treatment options Source: Rush et al 2006, Masand et al 2003, Kupfer et 2005, DSM-5 2013, ExpressScripts MDD Report 2020 MAJOR DEPRESSIVE DISORDER (MDD) ~19 million Americans and an estimated 300 million people worldwide affected by MDD Slow onset of action for existing treatment options Low response rate Limiting safety profile can lead to discontinuation of treatment Feeling sad or empty Lack of appetite Thoughts of death or suicide Poor memory, concentration, and decision-making Insomnia or lack of sleep Anger and irritability 1 2 3

PAGE 12 CONFIDENTIAL Preference for extrasynaptic GABAA receptors has the potential of marked antidepressant effect with an improved tolerability profile GABA: Gamma-aminobutyric acid; GABAA PAMs: GABAA receptor positive allosteric modulators Potentiation Fold Potentiation α4β3δ: extrasynaptic GABAA receptor α1β2γ2: synaptic GABAA receptor * Equivalent of full activation by GABA PRAX-114 shows 10.5-Fold greater potentiation of extrasynaptic than synaptic GABAA receptors Dosing α4β3δ %* α1β2γ2% α4β3δ/ α1β2γ2 PRAX-114 Oral 300% 29% 10.5 Zuranolone Oral 300% 117% 2.6 Ganaxolone IV, Oral 300% 794% 0.4 Zulresso IV 300% 306% 1.0 Sedation Anxiolysis Antidepressant Synaptic GABAA Receptor Extrasynaptic GABAA Receptor Source: PRAXIS data Source: Praxis Data on file

PAGE 13 CONFIDENTIAL Extrasynaptic GABAA preference allows PRAX-114 the potential to achieve high-levels of GABAergic activation with improved tolerability PRAX-114 shows robust qEEG signal and target activation No MTD identified up to 80mg Tolerability profile maintained throughout dose escalation Exposure-dependent rates of somnolence resolved 1 to 3 hours post-dosing, consistent with peak concentrations Fold Change relative to baseline Time (hours) 0.0 1.0 2.0 3.0 0 4 8 12 16 20 24 PRAX-114 30 mg beta PRAX-114 60mg beta PRAX-114 30 mg alpha PRAX-114 60mg alpha *** * ** *** N= 7-9 human subjects per dose, PRAX-114 doses compared to placebo control at each timepoint, *p < 0.05, ** p < 0.01, *** p < 0.001 1.6x - beta target activation 1.7x - 40 mg tablet projected beta

PAGE 14 CONFIDENTIAL Effect of high-fat meal on pharmacokinetics *FDA Guidance for Industry: Food-Effect Bioavailability and Fed Bioequivalence Studies Increase in exposure with food* No food Effect* Decrease in exposure without food* PRAX-114 Cmax PRAX-114 AUC0-t 0.0 0.5 1.0 1.5 2.0 PRAX-114 Cmax PRAX-114 AUC0-t Fed / Fasted Ratio (90% confidence interval) PRAX-114 suspension (30 mg) PRAX-114 can be dosed at bedtime with or without food

PAGE 15 CONFIDENTIAL Phase 2a combined* HAM-A anxiety and HAM-D insomnia item results Phase 2a combined* HAM-D monotherapy & adjunctive results Visit HAM-D Monotherapy Mean (SD) N=14 HAM-D Adjunctive Mean (SD) N=38 Day 1 (BL) 25.2 (1.82) 24.7 (2.90) Day 8 (CFB) -17.6 (4.77) -13.4 (7.94) Day 15 (CFB) -16.6 (5.23) -12.2 (7.02) Visit HAM-A Anxiety Rating Scale Mean (SD) N=52 HAM-D Insomnia Item Total (max score of 6) Mean (SD) N=52 Day 1 (BL) 22.4 (4.16) 4.2 (1.3) Day 8 (CFB) -12.4 (7.55) -2.8 (1.9) Day 15 (CFB) -11.6 (6.67) -3.1 (1.7) PRAX-114 Phase 2a: rapid and marked improvement in depression scores *Combined results include Part A MDD cohort (N=33; 2-week treatment), Part B PMD cohort (N=6; 2-week treatment) & Part C MDD cohort (N=13; 4- week treatment); results show change from baseline (CFB) at Day 8 & Day 15

PAGE 16 CONFIDENTIAL Estimated somnolence rate of approximately 10% for 40 mg tablet (1.7x beta power) administered at nighttime Low rates of somnolence with PRAX-114 at targeted exposure level β-EEG Multiple 2.1 2.1 1.7 1.7 Somnolence AE % 60 mg Daytime/Nighttime Phase 2a Part A (N=13) 0 10 20 30 40 50 60 60 mg Nighttime Phase 2a Part C (N=13) 45 mg Daytime/Nighttime Phase 2a Part A (N=13) 40 mg Projected* Nighttime *Estimated somnolence rate for PRAX-114 40 mg tablet is derived by combining somnolence AE data from all 45 mg nighttime dosing cohorts. This estimate does not reflect data from any patients dosed at the 40 mg level and there is no guarantee that actual data for patients dosed at the 40 mg level will reflect such estimates. **Modified Observer's Assessment of Alertness/Sedation Scale (MOAA/S) was administered during the inpatient phase of Part A of the Phase 2a to assess potential for daytime somnolence; one participant in PMD cohort of Phase 2a study discontinued treatment due to AEs of moderate daytime sedation and mild feeling abnormal No evidence of decreased alertness in the morning after administration of PRAX- 114 in Phase 2a trial in MDD patients**

PAGE 17 CONFIDENTIAL • Integration of a placebo control reminder script for patients at every visit • Inclusion of the AiCure smartphone-based adherence monitoring system with structured site intervention 3 PRAX-114 clinical program leverages best practices in conduct of MDD trials OPTIMIZED TRIAL DESIGN & EXECUTION • Enrollment of sites with a known track-record of high-quality data generation • Experienced raters, adequate resources, low frequency of operational issues and proven performance in running studies successfully during the pandemic HIGH QUALITY SITE SELECTION • Enrollment of patients with at least one prior episode of MDD (associated with a lower placebo response rate) 1 • Two-level subject & data quality procedure using the SAFER independent clinical interview to confirm eligibility 2 RIGOROUS PATIENT SELECTION Key Operational Controls 1: Sonawalla SB, Rosenbaum JF. Placebo response in depression. Dialogues Clin Neurosci. Mar 2002;4(1):105-13. 2: Freeman MP, Pooley J, Flynn MJ, et al. Guarding the Gate: Remote Structured Assessments to Enhance Enrollment Precision in Depression Trials. J Clin Psychopharmacol. Apr 2017;37(2):176-181. doi:10.1097/JCP.0000000000000669 3: https://aicure.com/

PAGE 18 CONFIDENTIAL PRAX-114 monotherapy MDD Phase 2/3 Aria Study topline data expected 1H 2022 Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN MONOTHERAPY MDD 1 2 3 4 5 6 -114 40 mg tablet PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~200 participants First of two registrational trials for monotherapy MDD KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 23 At least one prior episode of MDD KEY EXCLUSION CRITERIA Treatment-resistant depression Current antidepressant treatment PHASE 2/3 OUTPATIENT NIGHTLY DOSING FOLLOW-UP clinicaltrials.gov/ct2/show/NCT04832425; https://theariastudy.com/

PAGE 19 CONFIDENTIAL PRAX-114 MDD Phase 2 Acapella Study topline data expected 1H 2022 Ph 2 RANDOMIZED PLACEBO CONTROLLED PRIMARILY IN ADJUNCTIVE MDD 1 2 3 4 5 6 -114 60 mg tablet PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~125 participants Dose-ranging study to evaluate safety and efficacy of PRAX-114 at doses of 10, 20, 40 and 60 mg KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 20 At least one prior episode of MDD Inadequate response to treatment in current episode of at least 12 weeks KEY EXCLUSION CRITERIA Treatment-resistant depression PHASE 2 OUTPATIENT NIGHTLY DOSING FOLLOW-UP clinicaltrials.gov/ct2/show/NCT04969510 -114 40 mg tablet -114 20 mg tablet -114 10 mg tablet

PAGE 20 CONFIDENTIAL PRAX-114 has broad potential in psychiatry disorders POST- TRAUMATIC STRESS DISORDER (PTSD) Dysfunction of GABA pathway is associated with chronic stress and symptoms of PTSD 1 2 Post-traumatic Stress Disorder is a debilitating psychiatric disorder that leads to social, occupational and interpersonal dysfunction Profound unmet need, meaningful link to PRAX-114 MOA, and complementarity to MDD program ADULT PTSD ESTIMATED US PREVALENCE 11M Intrusive thoughts Insomnia & Nightmares Flashbacks Anxiety Mood symptoms Negative cognition

PAGE 21 CONFIDENTIAL Enrollment has started for PRAX-114 PTSD Phase 2 study Ph 2 1:1 RANDOMIZED PLACEBO CONTROLLED IN PTSD 1 2 3 4 5 6 -114 40 mg tablet WEEK PRIMARY ENDPOINT CAPS-5 Total Score at Day 29 ~80 participants To evaluate safety, tolerability and efficacy of PRAX-114 for treatment of adults with PTSD KEY INCLUSION CRITERIA Ages 18-65 CAPS-5 ≥ 30 PTSD diagnosis with duration of >6 months TOPLINE DATA EXPECTED 2H22 OUTPATIENT NIGHTLY DOSING FOLLOW-UP At Day 15, PRAX-114 participants who have not reached a 20% improvement in CAPS-5 total score may increase to 60 mg 40 or 60 mg tablet PLACEBO

PAGE 22 CONFIDENTIAL PAGE 22 MOVEMENT DISORDERS PRAX-944 T-Type Calcium Channel Inhibitor Essential Tremor Parkinson’s disease 1H 2022 PRAX-944 Ph 2a ET Part B Randomized Withdrawal Topline 1H 2022 Initiate PRAX-944 Ph 2 PD Trial KEY UPCOMING MILESTONES 2H 2022 PRAX-944 Ph 2b ET Essential1 Study Topline PRAX-114 GABAA Receptor PAM Essential Tremor 2H 2022 PRAX-114 Ph 2 ET Topline

PAGE 23 CONFIDENTIAL Movement Disorder franchise focus for 2022 PRAX-944: for Essential Tremor Identify dose for registrational study Essential1 Study Topline Data: 2H2022 PRAX-944: for Parkinson’s disease Demonstrate motor improvement Initiate Ph2 Study 1H2022 PRAX-114: for Essential Tremor Demonstrate well- tolerated GABAA-PAM with daytime dosing Ph2 Study Topline Data: 2H2022

PAGE 24 CONFIDENTIAL Why Essential Tremor matters Most common movement disorder ~7x the prevalence of Parkinson’s disease1 Daytime action tremor that primarily affects the hands3,4 ~ 50% of patients have a family history2,3 Heterogeneous condition with progressive disability3 SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. LIU (2016) (P.1009, C.1, PH.2, L.1-3 3. ) 3. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 4. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 5.

PAGE 25 CONFIDENTIAL ET burden of disease extends beyond the tremor 1. LOUIS ED, ET AL. PARKINSONISM RELAT DISORD. 2015;21(7):729-735. 2. HOLDING SJ, ET AL. CHRONIC ILLN. 2015 MAR;11(1):69-71. 3.SHALASH AS, ET AL. TREMOR OTHER HYPERKINET MOV (N Y). 2019;9. 4. JANICKI SC,ET AL. THER ADV NEUROL DISORD. 2013;6(6):353-368. 5. LOUIS ED, ET AL. EUR J NEUROL. 2007 OCT;14(10):1138-46. Social embarrassed by their tremor1,2 Mood symptoms of social isolation, depression, and anxiety1-5 Self feel negative about themselves1

PAGE 26 CONFIDENTIAL 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2 PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS 1. CLAIMS ANALYSIS INDICATES THAT 50% OF DIAGNOSED PATIENTS ARE ON TREATMENT; 2. BASED ON MINIMUM OF RANGE FOR NET PRICE ESTIMATES FROM PRAXIS COVERING ANALYSTS AS OF 16-DECEMBER-2021- $3.6K

PAGE 27 CONFIDENTIAL Praxis treatments could allow patients to fit the right therapy to their needs to realize improved outcomes • Patients could initiate ET treatment sooner • Patients could treat as needed • Patients could maintain ET therapy As needed Chronic PRAX-114 PRAX-944 +

PAGE 28 CONFIDENTIAL Tackling Movement Disorders through two mechanisms of action GABAA RECEPTORS T-TYPE CALCIUM CHANNELS CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT PRAX-944 PRAX-114

PAGE 29 CONFIDENTIAL Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor T-Type calcium channels are gatekeepers of neuronal firing patterns in the CTC circuit SOURCE: BASED ON MILOSEVIC 2018 FIGURE ON ACTUAL ET PATIENT INTRAOPERATIVE REAL-TIME SINGLE-UNIT RECORDINGS OF ACTION POTENTIALS OF INDIVIDUAL NEURONS

PAGE 30 CONFIDENTIAL PRAX-944 is designed to enable once daily dosing and a well-tolerated safety profile Sustained exposure with blunted MR Cmax allows for potential of sustained efficacy and improved tolerability 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 PRAX - 944 Plasma Concentration (ng/mL) Time (h) Mean PRAX-944 Concentration-Time Profiles after single 20 mg Modified Release (MR) oral dose MR formulation is well-tolerated Titration and fit for purpose formulation are key to tolerability profile No MTD identified up to 120 mg per day Majority of AEs have been mild, transient and resolved without intervention

PAGE 31 CONFIDENTIAL KEY TAKEAWAYS • Dose-dependent reduction in sigma-band power • Effect observed over >20x dose range • Provides confidence that PRAX-944 is reaching functionally relevant brain concentrations and targets PRAX-944 showed robust PK:PD relationship to guide dosing SOURCE: PRAXIS STUDY-944-105; PRAXIS DATA ON FILE 5mg 10mg 20mg 60mg 80mg 100mg 120mg

PAGE 32 CONFIDENTIAL PRAX-944 Phase 2a ET study design DAYS 1-14 Safety Follow- up Screening/ Baseline PART A DAYS 15-21 Completed Open-Label Titration of PRAX-944 up to 40 mg CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 DAYS 29-42 1:1 RANDOMIZATION Open-Label Titration of PRAX-944 up to 120 mg Stable Period at High Dose PRAX-944 PLACEBO RANDOMIZED WITHDRAWAL (DAYS 43-56) DAYS 57-64 DAYS 1 -28 PART B Screening/ Baseline Safety Follow- up Preliminary data Topline Results: 1H2022

PAGE 33 CONFIDENTIAL Percent change in TETRAS score (N=6) Change from baseline in TETRAS score (N=6) PRAX-944 Phase 2a ET Part A data shows dose dependent reduction in tremor amplitude ON TREATMENT WASHOUT PERFORMANCE SCALE (PS) UPPER LIMB (UL) PERFORMANCE SCALE (PS) UPPER LIMB (UL) ON TREATMENT WASHOUT

PAGE 34 CONFIDENTIAL Preliminary Part B data: TETRAS Combined Upper Limb (CUL) and TETRAS Activities of Daily Living (ADL) Preliminary data as of 10-Dec-2021 cutoff; ongoing CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 * 8 of 12 patients enrolled and dosed completed per protocol ; Part B Patient 1 discontinued after Day 21 assessment, 2 participants discontinued due to protocol violations, 1 participant discontinued due to an AE % CHANGE IN TETRAS CUL 80% 60% 40% 20% 0% -20% -40% -60% 80% 60% 40% 20% 0% -20% -40% -60% DAY 21 DAY 42 DAY 21 DAY 42 % CHANGE IN TETRAS ADL 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5 Baseline CUL 1* 2 3 4 5 6 7 8 9 Improvement Improvement Part B Participants

PAGE 35 CONFIDENTIAL Key PRAX-944 development questions in ET PRAX-944-221 Phase 2a Part B PRAX-944-222 Phase 2b Essential1 Study PRAX-944 Phase 3 Tolerability of PRAX-944 in ET and sufficient evidence of effect Dose ranging safety, tolerability, and efficacy to support dose selection for Phase 3 Demonstrate efficacy and safety for registration clinicaltrials.gov/ct2/show/NCT05021991

PAGE 36 CONFIDENTIAL Dose-ranging study to evaluate safety, tolerability and efficacy of PRAX-944 for treatment of adults with ET KEY INCLUSION CRITERIA Ages 18 or older Diagnosis of ET for at least 3 years TETRAS UL score ≥10 TOPLINE DATA EXPECTED 2H22 Randomized, double-blind, placebo-controlled study in ~112 participants Enrollment ongoing for PRAX-944 ET Phase 2b Essential1 Study Day -28 to -1 Day 57-70 Safety Follow Up PRAX-944 20 mg Screening PLACEBO Day 1-56 PRAX-944 100 mg 1:1:1:1 Randomization Titration Period Titration Period clinicaltrials.gov/ct2/show/NCT05021991 Titration Period PRAX-944 60 mg

PAGE 37 CONFIDENTIAL Movement Disorder franchise focus for 2022 PRAX-944: for Essential Tremor Identify dose for registrational study Essential1 Study Topline Data: 2H2022 PRAX-944: for Parkinson’s disease Demonstrate motor improvement Initiate Ph2 Study 1H2022 PRAX-114: for Essential Tremor Demonstrate well- tolerated GABAA-PAM with daytime dosing Ph2 Study Topline Data: 2H2022

PAGE 38 CONFIDENTIAL α4β3δ %* α1β2γ2% α4β3δ/ α1β2γ2 300% 29% 10.5 PRAX-114: Evidence suggests central role of extrasynaptic GABAA receptors targeting tremor pathophysiology Α4Β3Δ: EXTRASYNAPTIC GABAA RECEPTOR; Α1Β2Γ2: SYNAPTIC GABAA RECEPTOR; * EQUIVALENT OF FULL GABA ACTIVATION SOURCE: PRAXIS DATA ON FILE Without Extrasynaptic With Extrasynaptic Potentiation Fold Potentiation PRAX-114 has greater potentiation of extrasynaptic GABAA receptors α4β3δ %* α1β2γ2% α4β3δ/ α1β2γ2 300% 29% 10.5

PAGE 39 CONFIDENTIAL PRAX-114 ET Phase 2 study designed to evaluate safety, tolerability, PK and efficacy of daytime dosing KEY QUESTION: Is there a dose that enables reduction in tremor without somnolence or sedation? TOPLINE DATA: 2H2022 Safety Follow Up PRAX-114 10, 20 mg or PLACEBO PERIOD 1 PERIOD 2 PERIOD 3 Washout PRAX-114 10, 20 mg or PLACEBO PRAX-114 10, 20 mg or PLACEBO 1:1:1 Randomization Study Design: Randomized, double-blind, placebo-controlled, cross-over study N = ~15 participants Washout

PAGE 40 CONFIDENTIAL Movement Disorder franchise focus for 2022 PRAX-944: for Essential Tremor Identify dose for registrational study Essential1 Study Topline Data: 2H2022 PRAX-944: for Parkinson’s disease Demonstrate motor improvement Initiate Ph2 Study 1H2022 PRAX-114: for Essential Tremor Demonstrate well- tolerated GABAA-PAM with daytime dosing Ph2 Study Topline Data: 2H2022

PAGE 41 CONFIDENTIAL Why Parkinson’s disease matters? Affects ~1 million people in the US, with 85% of patients treated pharmacologically Progressive disability motor and non-motor symptoms Incidence is age related. Average age of onset is early 60s. High risk in men. 1. HTTPS://WWW.PARKINSON.ORG/UNDERSTANDING-PARKINSONS/STATISTICS 2. GLOBAL DATA REPORT: PARKINSON'S DISEASE - GLOBAL DRUG FORECAST AND MARKET ANALYSIS TO 2029, APRIL 2021 3.CLAIMS ANALYSIS; SECONDARY RESEARCH

PAGE 42 CONFIDENTIAL PRAX-944 has potential to be a non-dopaminergic therapy for motor function for Parkinson’s disease patients Dopamine promotes movement Dopamine related motor and non- motor complications

PAGE 43 CONFIDENTIAL Blocking T-type Calcium Channels improves motor activity in 6-OHDA model of Parkinson’s disease Burst firing in STN of 6-OHDA Parkinson’s model BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL PAN ET AL (2016) J CLIN INVEST DOI: 10.1172/JCI88170

PAGE 44 CONFIDENTIAL PRAX-944 study to evaluate motor function in Parkinson’s disease patients expected to initiate in 1H22 CLINICAL MEASUREMENTS: Motor function KEY QUESTION: Does PRAX-944 demonstrate motor improvement in patients? Safety Follow Up PRAX-944 Titration 5 mg to 100 mg DAY 1-49 DAY 50-77 PRAX-944 Titration Maintenance DAY 78-84 PLACEBO PLACEBO 2:1 Randomization N= ~42

PAGE 45 CONFIDENTIAL PAGE 45 RARE DISEASES PRAX-562 Persistent Sodium Channel Blocker Adult Cephalgias Pediatric Epilepsies (DEEs) PRAX-222 (ASO) Nav1.2 downregulation SCN2A-DEE 1H 2022 PRAX-562 Ph 1 ASSR Biomarker Topline 1H 2022 Initiate PRAX-562 Ph 2 DEE Trial 1H 2022 Initiate PRAX-222 Ph 1/2/3 SCN2A-DEE Trial KEY UPCOMING MILESTONES 1Q 2022 Initiate PRAX-562 Ph 2 SUNCT/SUNA/TN Trial

PAGE 46 CONFIDENTIAL PRAX-562: Block of persistent sodium current can reduce neuronal hyperexcitability and impact multiple disease states Standard sodium channel blockers target peak sodium current and disrupt AP, leading to side effects Modulation of persistent sodium current reduces hyperexcitability without disrupting AP • Standard sodium channel blockers are an important class of medicines in neurology and psychiatry, broadly used in epilepsy, pain, migraine and bipolar disorder • All standard NaV blockers target peak sodium current • In general, efficacy is limited by side effects Source: Schachter et al. antiseizure drugs UptoDate 2020, Praxis data PRAX-562 Representative AP Traces Carbamazepine Representative AP Traces

PAGE 47 CONFIDENTIAL PRAX-562 has broad potential in rare CNS conditions Source: Eltze et al. 2013 ; Howell et al 2018 SUNCT, SUNA AND TRIGEMINAL NEURALGIA (TN) SUNCT, SUNA & TN are devastating headache disorders with limited treatment options 1 2 SUNCT and SUNA Cephalgias are devastating primary headaches highly responsive to IV sodium channel blockers Trigeminal Neuralgia is characterized by intense, stabbing, electric-shock pain typically in the lower face and jaw, usually on one side of the face

PAGE 48 CONFIDENTIAL PRAX-562 has broad potential in rare CNS conditions Source: Eltze et al. 2013 ; Howell et al 2018 DEVELOPMENTAL AND EPILEPTIC ENCEPHALOPATHY (DEE) DEE is a group of monogenic disorders with severe seizure, developmental delay & high mortality rate 1 2 A pathologic feature of many DEEs is the dysregulated neuronal activity leading to hyperexcitability and seizure This phenomenon is observed in pediatric epilepsies with an identified genetic cause, such as SCN8A, SCN2A and others Caused by a single gene mutation ~40% CHILDREN WITH DEEs WORLDWIDE 200K+

PAGE 49 CONFIDENTIAL PRAX-562 mediated persistent current block protects mice from seizure with a wide therapeutic window in-vivo PRAX-562 shows robust anti-seizure activity without impairment of locomotor activity TD50: 44 mg/kg CD-1 mice; (n=12/group) ED50: 2 mg/kg Veh 1 0.3 1 3 10 0 20 40 60 M E S L a t e n c y ( s e c ) ** PRX-562 (mg/kg, PO) ** PRAX-562 showed significantly improved TI as compared to currently prescribed sodium channel blockers Molecule Brain Therapeutic Index PRAX-562 16.4x Carbamazepine 5.9x Lamotrigine 4.6x Therapeutic Index (TI) = TC50 / EC50 PRAX-562 had an increased ratio between drug levels that demonstrated preclinical anti-seizure activity versus those that caused toxicity Source: Praxis Data as of Sept. 3, 2020

PAGE 50 CONFIDENTIAL Treatment with PRAX-562 has shown significant reduction of seizures in genetic pediatric epilepsy animal models PRAX-562 elicited dose-dependent prevention of seizures in SCN2A* mouse model PRAX-562 elicited dose-dependent prevention of seizures in SCN8A* mouse model *FDA granted orphan drug and rare pediatric designation for PRAX-562 for treatment of SCN2A-DEE and SCN8A-DEE PRAX-562 inhibition of audiogenic seizures in D/+ mice Plasma [PRAX-562] (ng/mL) 100 1000 10 0.00 0.25 0.50 0.75 1.00 Proportion of mice with Seizure EC50= 114 ng/mL post-dose pre-dose 0 5 10 15 Seizures per 30 minutes Seizure Frequency Baseline seizure frequency was measured for 30 minutes prior to treatment (Pre) and then again 30 minutes after treatment (Post). Symbols represent mean + SEM, n=6-10 per symbol. Vehicle 0.3 mg/kg 1 mg/kg 3 mg/kg 10 mg/kg Highest dose (120 mg) in human MAD is >6x mouse EC50 at 24h trough

PAGE 51 CONFIDENTIAL PRAX-562 development strategy in rare cephalgias and pediatric epilepsies OBJECTIVE Identify PoC and safety in SUNCT/SUNA & Trigeminal Neuralgia while continuing efforts to expand to rare pediatric epilepsies PHASE 1 HEALTHY VOLUNTEERS SAD/MAD, ASSR Biomarker, Food Effect PHASE 2 SUNCT/SUNA & TRIGEMINAL NEURALGIA Clinical Strategy Juvenile tox completed Topline safety, tolerability, PK & preliminary biomarker data reported in 4Q 2021 PHASE 2 RARE PEDIATRIC EPILEPSY ONGOING PHASE 1 HEALTHY VOLUNTEERS ASSR Biomarker & 28-day Treatment Duration Topline biomarker data reported in 1H 2022

PAGE 52 CONFIDENTIAL PRAX-222 is expected to initiate seamless, registrational first-in-patient trial in 1H22 PRAX-222: ASO to treat SCN2A GoF Epilepsy • Severe early onset epilepsy estimated to affect thousands of patients worldwide • Antisense oligonucleotide (ASO) to down-regulate SCN2A expression Increased Survival with Single ASO Dose at PN Day 1 ASO injection (icv, P15) ASO injections (icv) Untreated (n=21)* Phenytoin 20mg/kg (n=9)* ASO injection (icv) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) ASO-Ctrl (n=39) Postnatal days Postnatal days Postnatal days Redosing Significantly Extends Survival Administration Post-Disease Onset Also Extends Survival Source: Praxis Data; *Data separate from experiment **All mice with zero seizure at baseline were excluded from the analysis; If all mice were included, the values would be 273%, -80%, -87%, -83% for vehicle, 30mg/kg, 75mg/kg and 150mg/kg group

PAGE 53 CONFIDENTIAL PROGRAM Q4 2022 Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts throughout portfolio in 2022 PRAX-562 PRAX-114 PRAX-944 Initiate Phase 2 Trial SUNCT/SUNA/TN DEEs MDD PTSD ET PD Phase 2 Topline Phase 2 Acapella Study Topline Phase 2/3 Aria Study Topline Phase 2b Essential1 Study Topline Phase 2a Part B Randomized Withdrawal Topline Initiate Phase 2 Trial Phase 1 Topline ASSR Biomarker Initiate Phase 2 Trial ET Phase 2 Topline PRAX-114 PRAX-944 PRAX-222 SCN2A -DEE Initiate Phase 1/2/3 Trial PAGE 53 PSYCHIATRY MOVEMENT DISORDERS RARE DISEASES Initiate Phase 2 Trial